UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 30, 2025
___________________
Matrix Service Company
(Exact Name of Registrant as Specified in Its Charter)
___________________

Delaware	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
15 East 5th Street, Suite 1100, Tulsa, Oklahoma 74103
(Address of principal executive offices and zip code)
918-838-8822
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTRX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with organizational changes undertaken by Matrix Service Company (“Matrix” or “The Company”) intended to streamline the business and improve its effectiveness, Mr. Shawn P. Payne has been promoted to the newly created position of President Engineering & Construction, Matrix Service Company, effective May 5, 2025. The new position will have oversight responsibility of the Company’s operating subsidiaries and client services. Mr. Payne, age 52, joined the Company in 2012 as the Division Manager in Tucson, AZ, leading the Company’s entry into the minerals and mining business. From 2016 to 2019, he served as Vice President of Business Services, then Senior Vice President of Finance and Business Services before being promoted to the role of Senior Vice President, Operations of Matrix Service in 2019. Most recently, Mr. Payne served as President, Matrix Service Inc. since September 1, 2022. Prior to joining Matrix, Mr. Payne held leadership roles in operations, finance and project controls with Aker Solutions/Kvaerner and Jacobs. Mr. Payne holds a Bachelor of Science in Business Administration, in Finance, from the University of Arizona.

In connection with this and other organizational changes, effective April 30, 2025, Mr. Alan R. Updyke, Chief Operating Officer of Matrix Service Company and Mr. Glyn A. Rodgers, President of Matrix PDM Engineering, Inc., a wholly owned subsidiary of Matrix will no longer be employed with the Company. The departure of Messrs. Updyke and Rodgers is not related to any dispute or disagreement with the Company on any matter relating to its operations, policies or practice. Subject to the Company receiving appropriate releases, the Company has offered each of Mr. Updyke and Mr. Rodgers:

•a cash severance of 1.5X their base salary in accordance with each of their 2022 Amended and Restated Severance Agreement;
•in recognition of their service to the Company and as additional consideration, continued vesting of restricted stock units, and pro-rated performance stock units on the current schedule of their existing awards subject to the Company achieving the required performance metrics; and
•12 months of COBRA coverage.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: May 2, 2025	By:	/s/ Kevin S. Cavanah

Kevin S. Cavanah
Vice President and Chief Financial Officer